                                                                    EXHIBIT 99.1

     PRICELINE.COM REPORTS 4TH QUARTER PRO FORMA PROFIT OF 1 CENT PER SHARE
            AND FULL-YEAR 2001 PRO FORMA PROFIT OF 7 CENTS PER SHARE

o PRICELINE.COM CUSTOMER BASE GROWS TO NEARLY 12.7 MILLION WITH RECORD 63.6% REPEAT OFFER RATE
o 4TH QUARTER HOTEL ROOM UNIT SALES UP 115 PERCENT YEAR OVER YEAR, WHILE RENTAL CAR SALES RISE 38 PERCENT

     NORWALK, Conn., February 4, 2002 . . . Priceline.com(R) (Nasdaq: PCLN) today reported that it achieved a pro forma profit for the 4th quarter and full-year 2001. In the 4th quarter 2001, priceline.com had pro forma net income of $3.3 million, or $0.01 per diluted share, compared to a 4th quarter 2000 pro forma net loss of $25.0 million, or $0.15 per share. Pro forma EBITDA for the 4th quarter 2001 was $6.2 million. Pro forma EBITDA and net income (loss) are stated before restructuring and special charges, supplier warrant charges, option payroll taxes, loss on sale of stock and amortization of stock-based compensation charges, totaling $4.7 million in the 4th quarter 2001 and $80.1 million in the 4th quarter 2000.

Revenue in the 4th quarter 2001 was $235.3 million, which was at the high end of guidance given to financial analysts on November 1st and compares to 4th quarter 2000 revenue of $228.2 million. Gross profit for the 4th quarter 2001 was $39.3 million, compared to a gross profit of $35.1 million in the 4th quarter 2000. Gross margin for the 4th quarter 2001 was 16.7 percent compared to 15.4 percent in last year's fourth quarter. On a GAAP basis, priceline.com reported a 4th quarter 2001 net loss applicable to common stockholders of $1.3 million, or $0.01 per share, compared to a 4th quarter 2000 GAAP net loss applicable to common stockholders of $105.1 million, or $0.62 per share.

Priceline.com ended 2001 with $164.6 million in cash and short-term investments, compared to a balance of $153.2 million at the end of the third quarter of 2001 and $106.0 million at the end of 2000.

"Priceline performed well in the fourth quarter, achieving year over year growth in revenue and pro forma earnings, despite continuing weakness in airline retail pricing and, consequently, in our airline ticket bind rate." said Jeffery H. Boyd, priceline.com's President and Chief Operating Officer. "We continue to diversify our revenue streams to non-air businesses, with hotel and rental car bookings constituting 47 percent of booked offers in the 4th quarter 2001, up from 31 percent in the 4th quarter 2000, and we are poised to benefit from the launch of our new vacation product and marketing alliances as well as from the eventual recovery of retail airline pricing."

For the full year 2001, priceline.com had revenue of $1.17 billion, compared to full-year 2000 revenue of $1.24 billion. Gross profit for 2001 was $192.9 million, compared to a pro forma gross profit of $193.7 million for 2000. Pro forma EBITDA for 2001 was $24.4 million. Gross margin for 2001 was 16.5 percent, compared to a 2000 pro forma gross margin of 15.7 percent.

Priceline.com had pro forma net income in 2001 of $15.1 million, or $0.07 per diluted share, compared to a pro forma net loss of $36.1 million, or $0.22 per share in 2000. Pro forma EBITDA and net income (loss) are stated before restructuring and special charges, supplier warrant charges, option payroll taxes, loss on sale of stock and amortization of stock-based compensation charges, totaling $31.0 million in 2001 and $293.4 million in 2000.

Priceline.com said it sold a combined 2.3 million units of travel products during the 4th quarter 2001. The Company sold 789,638 hotel room nights (a 115 percent increase over 4th quarter 2000), 720,213 rental car days (a 38 percent increase over 4th quarter 2000) and 840,191 airline tickets (a 4 percent increase over 4th quarter 2000).

Priceline.com also said that it added 854,082 new customers, raising its year-end 2001 total customer base to nearly 12.7 million. Priceline.com's customer base at the end of 2000 was 9 million. Repeat business for the 4th quarter 2001 (defined as the number of unique purchase offers coming from repeat customers divided by the number of total unique purchase offers) was a Company-record 63.6 percent, compared to 54.5 percent for the 4th quarter 2000.

"Looking forward, priceline.com is targeting first quarter 2002 revenue of between $260 million and $290 million, consistent with our expectation that industry conditions, and specifically low retail airline pricing, will continue to put pressure on our bind rate." said Richard Braddock, Chairman and Chief Executive Officer of priceline.com. "We are managing the first quarter to a goal of between zero to two cents pro forma earnings per share, including the effects of a significant increase in online and offline marketing spending and one cent of loss generated by consolidating our European operations."

Mr. Braddock continued, "Priceline.com's solid brand position and continued strong customer franchise, as evidenced by strong new and repeat customer metrics, and the continued strength of our hotel and rental car businesses, are delivering solid results for priceline.com even as the airline industry faces difficult challenges. With these strengths and the opportunities afforded by our alliance with eBay, the launch of vacation packages and an eventual recovery of airline retail pricing, we are excited about priceline.com's prospects for 2002 and we are comfortable with median First Call estimates for full-year 2002 pro forma earnings per share of $0.12."


Significant recent developments for priceline.com included:

         o STRATEGIC PARTNERSHIPS. During the 4th quarter, priceline.com entered into its first-ever portal advertising agreement with America Online. Under the agreement, priceline.com's family of travel products are now promoted and available for sale on AOL's Travel Channel, as well as travel and related areas of CompuServe, Netscape and MapQuest, allowing tens of millions of users of AOL brands to make offers on airline ticket, hotel rooms, rental cars and, soon, packaged vacations.

                  Last week, priceline.com entered into an exclusive agreement with eBay. Under that agreement, pricline.com's extensive air, hotel and rental car products will be the cornerstone of the eBay travel business. Priceline.com is uniquely positioned to provide a distinctive and compelling travel offering for eBay's 42 million registered users, and to jointly build with eBay a major business in travel. The service is expected to launch sometime in the next 90 days.

         o        SELECTIVE EXPANSION OF PROFITABLE NON-TRAVEL BUSINESSES.
                  During the 3rd quarter, priceline.com exercised its option to take a 49 percent equity stake in PricelineMortgage, the online loan business it created with Alliance Capital Partners. PricelineMortgage has been operating profitably since February 2001 and offers a superior online loan product with guaranteed closing costs and float-down protection which gives borrowers the lower rate if rates continue to drop before closing. In the 4th quarter 2001, priceline.com's share of income from PricelineMortgage was $517,000.

                  Priceline Long Distance expanded its services through the addition of the nation's only Name Your Own Pricesm phone card, which enables consumers to purchase calling minutes at discounts of up to 40 percent over typical long distance calling plans.

         o PRICELINE.COM INTERNATIONAL INITIATIVES. Just prior to the end of the 4th quarter, priceline.com acquired Priceline Europe and combined certain U.S. and UK operations and is now expanding Priceline Europe's travel inventory and online distribution.

                  In Hong Kong, Hutchison-Priceline Ltd. said that it had successfully completed development of its Internet transaction and product delivery infrastructure and will conduct a limited technology test of that infrastructure later this month in preparation of a late 1st-quarter consumer product launch in selected Asian countries.

                  Hutchison Whampoa and Cheung Kong (Holdings) Limited increased their commitment to priceline.com during the 4th quarter by purchasing over 5 million additional priceline.com shares, raising their equity stake in the Company to approximately 31 percent.

ABOUT PRICELINE.COM

Priceline.com is the Name Your Own Pricesm Internet service that offers products for sale in four categories: a travel service that offers leisure airline tickets, hotel rooms and rental cars; a personal finance service that offers home mortgages, refinancing and home equity loans through an independent licensee; an automotive service that offers new cars; and a telecommunications service that offers long distance calling services. Priceline.com licenses its business model to independent licensees, including pricelinemortgage and certain international licensees. In these arrangements, priceline.com generally receives royalties for licensing its intellectual property.

Priceline.com also holds securities carrying the right to purchase a significant equity stake in the licensees under certain conditions. Unless those rights are exercised, the results of licensee operations will not be included in priceline.com's financial statements.

                                       ###


For press information:  Brian Ek  203-299-8167  (brian.ek@priceline.com)


INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, "may," "will," "should," "could," "expects," "does not currently expect," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "targets," or "continue," reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause the Company's actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel products as the result of, among other things, terrorist attacks or hostilities; adverse changes in the Company's relationships with airlines and other product and service providers; the effects of increased competition; systems-related failures and/or security breaches; the Company's ability to protect its intellectual property rights; losses by the Company and its licensees; any adverse impact from negative publicity and negative customer reaction to such publicity; final adjustments made in closing the quarter; legal and regulatory risks and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, please refer to the Company's most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

                                       PRICELINE.COM INCORPORATED
                                 CONDENSED CONSOLIDATED BALANCE SHEETS
                                       (IN THOUSANDS, UNAUDITED)

                                                                           DECEMBER 31,   DECEMBER 31,
ASSETS                                                                        2001           2000
                                                                           -----------    -----------
Current assets:
      Cash and cash equivalents                                            $    99,943    $    77,024
      Restricted cash                                                           15,396         18,042
      Short-term investments                                                    49,269         10,952
      Accounts receivable, net of allowance for doubtful accounts of
           $4,170 and $2,372 at December 31, 2001 and 2000, respectively        15,665         13,889
      Prepaid expenses and other current assets                                  5,038         11,316
                                                                           -----------    -----------

           Total current assets                                                185,311        131,223

Property and equipment, net                                                     32,266         37,083
Related party receivable                                                            11          3,503
Goodwill                                                                        23,646
Warrants to purchase common stock of licensees                                    --            3,250
Other assets                                                                    20,956         20,019
                                                                           -----------    -----------

      Total assets                                                         $   262,190    $   195,078
                                                                           ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accounts payable                                                     $    45,941    $    40,691
      Accrued expenses                                                          36,240         33,172
      Other current liabilities                                                  5,115          5,434
                                                                           -----------    -----------
           Total current liabilities                                            87,296         79,297
      Accrued expenses                                                           2,838          5,108
                                                                           -----------    -----------
           Total liabilities                                                    90,134         84,405
                                                                           -----------    -----------

MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK                                --          359,580
MANDATORILY REDEEMABLE PREFERRED STOCK                                          25,345           --

Stockholders' equity/(deficiency)
      Common stock                                                               1,836          1,454
      Treasury stock                                                          (326,633)      (326,633)
      Additional paid-in capital                                             2,015,849      1,618,956
      Deferred compensation                                                       --          (13,053)
      Accumulated other comprehensive loss                                        --           (1,156)
      Accumulated deficit                                                   (1,544,341)    (1,528,475)
                                                                           -----------    -----------
           Total stockholders' equity/(deficiency)                             146,711       (248,907)
                                                                           -----------    -----------

      Total liabilities and stockholders' equity                           $   262,190    $   195,078
                                                                           ===========    ===========

PRICELINE.COM INC.

--------------------------------------------------------------------------------------------------------------------------------
PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
In thousands, except per share amounts
(UNAUDITED)


INCOME STATEMENT ANALYSIS                                       1Q00          2Q00         3Q00          4Q00          1Q01
-------------------------                                  ------------- ------------- ------------- ------------ -------------
Travel revenues                                                $311,607      $346,822      $335,699     $223,032      $267,020
Other revenues                                                    2,191         5,273         5,635        5,137         2,684
                                                           ------------- ------------- ------------- ------------ -------------
     Total revenues                                             313,798       352,095       341,334      228,169       269,704

Cost of travel revenues                                         264,670       296,386       285,753      191,973       225,496
Cost of other revenues                                              101           533         1,146        1,141         1,093
                                                           ------------- ------------- ------------- ------------ -------------
     Total costs of revenues                                    264,771       296,919       286,899      193,114       226,589
                                                           ------------- ------------- ------------- ------------ -------------

                       Gross profit                             $49,027       $55,176       $54,435      $35,055       $43,115
                                                           ------------- ------------- ------------- ------------ -------------

Operating expenses:
  Advertising                                                    20,339        13,826        14,175       18,865        16,189
  Sales and marketing                                            20,110        23,791        21,394       15,633        14,434
  General and administrative                                     12,704        15,222        11,934       12,334         9,404
  Systems and business development                                5,868         6,695        11,420       15,209        11,112
                                                           ------------- ---------------------------------------- -------------

  Total operating expenses                                      $59,021       $59,534       $58,923      $62,041       $51,139

Operating income (loss)                                         ($9,994)      ($4,358)      ($4,488)    ($26,986)      ($8,024)

Gain/(loss) on property and equipment                                 -             -             -            -             -
Income from priceline Mortgage                                        -             -             -            -             -
Interest income                                                   2,715         2,725         2,264        1,983         1,776
                                                           ------------- ------------- ------------- ------------ -------------

Pro forma net income (loss)                                     ($7,279)      ($1,633)      ($2,224)    ($25,003)      ($6,248)
                                                           ============= ============= ============= ============ =============

Pro forma EBITDA                                                ($7,325)        ($791)         ($29)    ($21,857)      ($3,986)
                                                           ============= ============= ============= ============ =============

Pro forma net income (loss) per basic share                      ($0.04)       ($0.01)       ($0.01)      ($0.15)       ($0.03)
                                                           ============= ============= ============= ============ =============

Pro forma net income (loss) per diluted share                    ($0.04)       ($0.01)       ($0.01)      ($0.15)       ($0.03)
                                                           ============= ============= ============= ============ =============

     Recurring supplier warrant costs                              (381)         (381)         (381)        (381)            0
     One-time supplier warrant costs                                  0             0             0       (8,595)            0
     Severance charge                                                 0             0             0            0             0
     Special charge                                                   0             0             0      (34,824)            0
     Restructuring charge                                             0             0             0      (32,006)       (1,400)
     Stock based compensation                                         0             0             0       (1,711)       (5,157)
     Option payroll taxes                                        (5,907)       (2,507)         (349)         (25)          (23)
     Preferred stock dividend                                         0        (7,191)       (7,191)           0             0
     WebHouse club warrants                                           0             0      (189,000)           0             0
     Gain/(loss) on sale of stock                                     0             0            32       (2,590)         (946)
                                                           ------------- ------------- ------------- ------------ -------------


Net income (loss)                                              ($13,567)     ($11,712)    ($199,113)   ($105,135)     ($13,774)
                                                           ============= ============= ============= ============ =============

Net income (loss) applicable to common stockholders per
basic common share                                               ($0.08)       ($0.07)       ($1.19)      ($0.62)       ($0.07)
                                                           ============= ============= ============= ============ =============

Net income (loss) applicable to common stockholders per
diluted common share                                             ($0.08)       ($0.07)       ($1.19)      ($0.62)       ($0.07)
                                                           ============= ============= ============= ============ =============

Weighted average common shares:

     Basic                                                      166,467       165,399       167,059      168,662       188,589
     Diluted                                                        n/a           n/a           n/a          n/a           n/a
Common shares outstanding, end of period                        170,162       166,549       167,806      168,898       200,843


---------------------------------------------------------  ------------- ------------- ------------- ------------ -------------


GROSS MARGIN                                                      15.6%         15.7%         15.9%        15.4%         16.0%


                                                                                                          4Q01 VS.      12 MOS.
INCOME STATEMENT ANALYSIS                                        2Q01          3Q01         4Q01            4Q00         2001
-------------------------                                   ------------- ------------- ------------ --------------  -------------
Travel revenues                                                 $362,492      $299,793     $232,918              4%    $1,162,223
Other revenues                                                     2,264         2,196        2,386            -54%         9,530
                                                            ------------- ------------- ------------                 -------------
     Total revenues                                              364,756       301,989      235,304              3%     1,171,753

Cost of travel revenues                                          303,979       250,952      195,608              2%       976,035
Cost of other revenues                                               671           605          443            -61%         2,812
                                                            ------------- ------------- ------------                 -------------
     Total costs of revenues                                     304,650       251,557      196,051              2%       978,847
                                                            ------------- ------------- ------------                 -------------

                       Gross profit                              $60,106       $50,432      $39,253             12%      $192,906
                                                            ------------- ------------- ------------                 -------------

Operating expenses:
  Advertising                                                     13,701         9,600        7,385            -61%        46,875
  Sales and marketing                                             19,117        20,410       14,530             -7%        68,491
  General and administrative                                       7,477         6,069        5,709            -54%        28,659
  Systems and business development                                 9,892        10,160       10,129            -33%        41,293
                                                            ------------- --------------------------                 -------------

  Total operating expenses                                       $50,187       $46,239      $37,753            -39%      $185,318

Operating income (loss)                                           $9,919        $4,193       $1,500           -106%        $7,588

Gain/(loss) on property and equipment                                  -             -          (17)              -           (17)
Income from priceline Mortgage                                         -            34          517               -           551
Interest income                                                    1,816         2,062        1,342            -32%         6,996
                                                            ------------- ------------- ------------                 -------------

Pro forma net income (loss)                                      $11,735        $6,289       $3,342           -113%       $15,118
                                                            ============= ============= ============                 =============

Pro forma EBITDA                                                 $13,895        $8,352       $6,161           -128%       $24,422
                                                            ============= ============= ============                 =============

Pro forma net income (loss) per basic share                        $0.06         $0.03        $0.01           -110%         $0.07
                                                            ============= ============= ============                 =============

Pro forma net income (loss) per diluted share                      $0.05         $0.03        $0.01           -110%         $0.07
                                                            ============= ============= ============                 =============

     Recurring supplier warrant costs                                  0             0            0           -100%             0
     One-time supplier warrant costs                                   0             0            0           -100%             0
     Severance charge                                             (5,412)            0            0               -        (5,412)
     Special charge                                                    0             0        1,218           -103%         1,218
     Restructuring charge                                              0             0        1,536           -105%           136
     Stock based compensation                                     (3,140)       (1,015)      (7,196)           321%       (16,508)
     Option payroll taxes                                           (367)         (297)        (223)           792%          (909)
     Preferred stock dividend                                          0        (8,563)           0               -        (8,563)
     WebHouse club warrants                                            0             0            0               -             0
     Gain/(loss) on sale of stock                                      0             0            0           -100%          (946)
                                                            ------------- ------------- ------------                 -------------


Net income (loss)                                                 $2,816       ($3,586)     ($1,323)           -99%      ($15,866)
                                                            ============= ============= ============                 =============

Net income (loss) applicable to common stockholders per
basic common share                                                 $0.01        ($0.02)      ($0.01)           -99%        ($0.08)
                                                            ============= ============= ============                 =============

Net income (loss) applicable to common stockholders per
diluted common share                                               $0.01        ($0.02)      ($0.01)           -99%        ($0.08)
                                                            ============= ============= ============                 =============

Weighted average common shares:

     Basic                                                       196,581       216,132      223,042             32%       205,000
     Diluted                                                     220,021       236,167      235,242             n/a       217,667
Common shares outstanding, end of period                         209,496       223,582      224,038             33%       224,038


---------------------------------------------------------   ------------- ------------- ------------ --------------  -------------


GROSS MARGIN                                                       16.5%         16.7%        16.7%                         16.5%


                                                                12 MOS.   12 MOS. 2001 VS.
INCOME STATEMENT ANALYSIS                                        2000       12 mos. 2000
-------------------------                                   ------------- ---------------
Travel revenues                                               $1,217,160             -5%
Other revenues                                                    18,236            -48%
                                                            -------------
     Total revenues                                            1,235,396             -5%

Cost of travel revenues                                        1,038,783             -6%
Cost of other revenues                                             2,921             -4%
                                                            -------------
     Total costs of revenues                                   1,041,703             -6%
                                                            -------------

                       Gross profit                             $193,693              0%
                                                            -------------

Operating expenses:
  Advertising                                                     67,205            -30%
  Sales and marketing                                             80,928            -15%
  General and administrative                                      52,194            -45%
  Systems and business development                                39,192              5%
                                                            -------------

  Total operating expenses                                      $239,519            -23%

Operating income (loss)                                         ($45,826)          -117%

Gain/(loss) on property and equipment                                  -               -
Income from priceline Mortgage                                         -               -
Interest income                                                    9,687            -28%
                                                            -------------

Pro forma net income (loss)                                     ($36,139)          -142%
                                                            =============

Pro forma EBITDA                                                ($30,002)          -181%
                                                            =============

Pro forma net income (loss) per basic share                       ($0.22)          -134%
                                                            =============

Pro forma net income (loss) per diluted share                     ($0.22)          -132%
                                                            =============

     Recurring supplier warrant costs                             (1,523)          -100%
     One-time supplier warrant costs                              (8,595)          -100%
     Severance charge                                                  0               -
     Special charge                                              (34,824)          -103%
     Restructuring charge                                        (32,006)          -100%
     Stock based compensation                                     (1,711)           865%
     Option payroll taxes                                         (8,788)           -90%
     Preferred stock dividend                                    (14,382)           -40%
     WebHouse club warrants                                     (189,000)          -100%
     Gain/(loss) on sale of stock                                 (2,558)           -63%
                                                            -------------
                                                                       0

Net income (loss)                                              ($329,527)           -95%
                                                            =============

Net income (loss) applicable to common stockholders per
basic common share                                                ($1.97)           -96%
                                                            =============

Net income (loss) applicable to common stockholders per
diluted common share                                              ($1.97)           -96%
                                                            =============

Weighted average common shares:

     Basic                                                       166,952             23%
     Diluted                                                         n/a             n/a
Common shares outstanding, end of period                         168,898             33%


---------------------------------------------------------   ------------- ---------------


GROSS MARGIN                                                       15.7%



                                                                                                                             PAGE 1

                             PRICELINE.COM INCORPORATED
                    SUPPLEMENTAL PRO FORMA FINANCIAL INFORMATION
                         CONDENSED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED)


                                              THREE MONTHS ENDED DECEMBER 31, 2001
                                             --------------------------------------

                                                         PRO FORMA
                                             REPORTED   ADJUSTMENTS       PRO FORMA
                                             ---------  -----------       ---------
Travel revenues                              $ 232,918                    $ 232,918
Other revenues                                   2,386                        2,386
                                             ---------    ---------       ---------
     Total revenues                            235,304                      235,304

Cost of travel revenues                        195,608                      195,608
Cost of other revenues                             443                          443
                                             ---------    ---------       ---------
     Total costs of revenues                   196,051                      196,051
                                             ---------    ---------       ---------

Gross profit                                    39,253                       39,253
                                             ---------    ---------       ---------

Operating expenses:
     Sales and marketing                        21,915                       21,915
     General and administrative                  5,709                        5,709
     Payroll tax on employee stock options         223         (223)(a)        --
     Stock based compensation                    7,196       (7,196)(b)        --
     Systems and business development           10,129       10,129
     Special charge                             (1,218)       1,218 (c)        --
     Restructuring charge                       (1,536)       1,536 (d)        --
                                             ---------    ---------       ---------

     Total operating expenses                   42,418       (4,665)         37,753
                                             ---------    ---------       ---------

Operating income                                (3,165)       4,665           1,500

Other income:
     Loss on property and equipment                (17)                         (17)
     Income from priceline Mortgage                517                          517
     Interest income                             1,342                        1,342
                                             ---------    ---------       ---------
     Total other income                          1,842         --             1,842
                                             ---------    ---------       ---------

 Net (loss) income                              (1,323)       4,665           3,342
                                             ---------    ---------       ---------

Net (loss) income applicable to common
stockholders                                 $  (1,323)   $   4,665       $   3,342
                                             =========    =========       =========

Net (loss) income applicable to common
stockholders per common share                $   (0.01)        --         $    0.01
                                             =========    =========       =========

Weighted average number of basic common
shares outstanding                             223,042                      223,042
                                             =========                    =========

Net (loss) income applicable to common
stockholders per diluted common share        $   (0.01)        --         $    0.01
                                             =========    =========       =========

Weighted average number of diluted common
shares outstandig                              235,242                      235,242
                                             =========                    =========


(a) Employer payroll taxes on employee exercises of non-qualified stock options.
(b)  Non-cash amortization of stock based compensation expense.
(c)  Special charges (credits).
(d)  Restructuring charges (credits).

PRICELINE.COM  - 2001 FOURTH QUARTER FINANCIAL DATA SUPPLEMENT                 priceline.com

------------------------------------------------------------------------------------------------

                                                                                PAGE NUMBER
                                                                                -----------
     PRICELINE.COM FINANCIALS

          Pro Forma Condensed Statements of Operations                               1

          Condensed Balance Sheets                                                   2



     OFFER AND CUSTOMER ACTIVITY                                                      3

     PRODUCT DETAIL

          Air                                                                        4

          Hotels                                                                     5

          Rental Cars                                                                6






THIS SUPPLEMENT IS UNAUDITED AND INTENDED AS A SUPPLEMENT TO, AND SHOULD BE READ IN CONJUNCTION
WITH, THE COMPANY'S AUDITED FINANCIAL STATEMENTS AND THE NOTES THERETO FILED WITH THE SEC ON FORM
10-K AND QUARTERLY FINANCIAL STATEMENTS FILED WITH THE SEC ON FORM 10-Q. CERTAIN DATA HAVE BEEN
RECLASSIFIED IN ORDER TO CONFORM HISTORICAL INFORMATION IN A MANNER CONSISTENT WITH CURRENT
PRESENTATION AND HAS NOT BEEN AUDITED IN THIS FORM. CERTAIN PRESENTATIONS WITHIN THIS SUPPLEMENT
ARE NOT CONSISTENT WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


PRICELINE.COM INC.

--------------------------------------------------------------------------------------------------------------------------------
PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
In thousands, except per share amounts
(UNAUDITED)


INCOME STATEMENT ANALYSIS                                       1Q00          2Q00         3Q00          4Q00          1Q01
-------------------------                                  ------------- ------------- ------------- ------------ -------------
Travel revenues                                                $311,607      $346,822      $335,699     $223,032      $267,020
Other revenues                                                    2,191         5,273         5,635        5,137         2,684
                                                           ------------- ------------- ------------- ------------ -------------
     Total revenues                                             313,798       352,095       341,334      228,169       269,704

Cost of travel revenues                                         264,670       296,386       285,753      191,973       225,496
Cost of other revenues                                              101           533         1,146        1,141         1,093
                                                           ------------- ------------- ------------- ------------ -------------
     Total costs of revenues                                    264,771       296,919       286,899      193,114       226,589
                                                           ------------- ------------- ------------- ------------ -------------

                       Gross profit                             $49,027       $55,176       $54,435      $35,055       $43,115
                                                           ------------- ------------- ------------- ------------ -------------

Operating expenses:
  Advertising                                                    20,339        13,826        14,175       18,865        16,189
  Sales and marketing                                            20,110        23,791        21,394       15,633        14,434
  General and administrative                                     12,704        15,222        11,934       12,334         9,404
  Systems and business development                                5,868         6,695        11,420       15,209        11,112
                                                           ------------- ---------------------------------------- -------------

  Total operating expenses                                      $59,021       $59,534       $58,923      $62,041       $51,139

Operating income (loss)                                         ($9,994)      ($4,358)      ($4,488)    ($26,986)      ($8,024)

Gain/(loss) on property and equipment                                 -             -             -            -             -
Income from priceline Mortgage                                        -             -             -            -             -
Interest income                                                   2,715         2,725         2,264        1,983         1,776
                                                           ------------- ------------- ------------- ------------ -------------

Pro forma net income (loss)                                     ($7,279)      ($1,633)      ($2,224)    ($25,003)      ($6,248)
                                                           ============= ============= ============= ============ =============

Pro forma EBITDA                                                ($7,325)        ($791)         ($29)    ($21,857)      ($3,986)
                                                           ============= ============= ============= ============ =============

Pro forma net income (loss) per basic share                      ($0.04)       ($0.01)       ($0.01)      ($0.15)       ($0.03)
                                                           ============= ============= ============= ============ =============

Pro forma net income (loss) per diluted share                    ($0.04)       ($0.01)       ($0.01)      ($0.15)       ($0.03)
                                                           ============= ============= ============= ============ =============

     Recurring supplier warrant costs                              (381)         (381)         (381)        (381)            0
     One-time supplier warrant costs                                  0             0             0       (8,595)            0
     Severance charge                                                 0             0             0            0             0
     Special charge                                                   0             0             0      (34,824)            0
     Restructuring charge                                             0             0             0      (32,006)       (1,400)
     Stock based compensation                                         0             0             0       (1,711)       (5,157)
     Option payroll taxes                                        (5,907)       (2,507)         (349)         (25)          (23)
     Preferred stock dividend                                         0        (7,191)       (7,191)           0             0
     WebHouse club warrants                                           0             0      (189,000)           0             0
     Gain/(loss) on sale of stock                                     0             0            32       (2,590)         (946)
                                                           ------------- ------------- ------------- ------------ -------------


Net income (loss)                                              ($13,567)     ($11,712)    ($199,113)   ($105,135)     ($13,774)
                                                           ============= ============= ============= ============ =============

Net income (loss) applicable to common stockholders per
basic common share                                               ($0.08)       ($0.07)       ($1.19)      ($0.62)       ($0.07)
                                                           ============= ============= ============= ============ =============

Net income (loss) applicable to common stockholders per
diluted common share                                             ($0.08)       ($0.07)       ($1.19)      ($0.62)       ($0.07)
                                                           ============= ============= ============= ============ =============

Weighted average common shares:

     Basic                                                      166,467       165,399       167,059      168,662       188,589
     Diluted                                                        n/a           n/a           n/a          n/a           n/a
Common shares outstanding, end of period                        170,162       166,549       167,806      168,898       200,843


---------------------------------------------------------  ------------- ------------- ------------- ------------ -------------


GROSS MARGIN                                                      15.6%         15.7%         15.9%        15.4%         16.0%


                                                                                                          4Q01 VS.      12 MOS.
INCOME STATEMENT ANALYSIS                                        2Q01          3Q01         4Q01            4Q00         2001
-------------------------                                   ------------- ------------- ------------ --------------  -------------
Travel revenues                                                 $362,492      $299,793     $232,918              4%    $1,162,223
Other revenues                                                     2,264         2,196        2,386            -54%         9,530
                                                            ------------- ------------- ------------                 -------------
     Total revenues                                              364,756       301,989      235,304              3%     1,171,753

Cost of travel revenues                                          303,979       250,952      195,608              2%       976,035
Cost of other revenues                                               671           605          443            -61%         2,812
                                                            ------------- ------------- ------------                 -------------
     Total costs of revenues                                     304,650       251,557      196,051              2%       978,847
                                                            ------------- ------------- ------------                 -------------

                       Gross profit                              $60,106       $50,432      $39,253             12%      $192,906
                                                            ------------- ------------- ------------                 -------------

Operating expenses:
  Advertising                                                     13,701         9,600        7,385            -61%        46,875
  Sales and marketing                                             19,117        20,410       14,530             -7%        68,491
  General and administrative                                       7,477         6,069        5,709            -54%        28,659
  Systems and business development                                 9,892        10,160       10,129            -33%        41,293
                                                            ------------- --------------------------                 -------------

  Total operating expenses                                       $50,187       $46,239      $37,753            -39%      $185,318

Operating income (loss)                                           $9,919        $4,193       $1,500           -106%        $7,588

Gain/(loss) on property and equipment                                  -             -          (17)              -           (17)
Income from priceline Mortgage                                         -            34          517               -           551
Interest income                                                    1,816         2,062        1,342            -32%         6,996
                                                            ------------- ------------- ------------                 -------------

Pro forma net income (loss)                                      $11,735        $6,289       $3,342           -113%       $15,118
                                                            ============= ============= ============                 =============

Pro forma EBITDA                                                 $13,895        $8,352       $6,161           -128%       $24,422
                                                            ============= ============= ============                 =============

Pro forma net income (loss) per basic share                        $0.06         $0.03        $0.01           -110%         $0.07
                                                            ============= ============= ============                 =============

Pro forma net income (loss) per diluted share                      $0.05         $0.03        $0.01           -110%         $0.07
                                                            ============= ============= ============                 =============

     Recurring supplier warrant costs                                  0             0            0           -100%             0
     One-time supplier warrant costs                                   0             0            0           -100%             0
     Severance charge                                             (5,412)            0            0               -        (5,412)
     Special charge                                                    0             0        1,218           -103%         1,218
     Restructuring charge                                              0             0        1,536           -105%           136
     Stock based compensation                                     (3,140)       (1,015)      (7,196)           321%       (16,508)
     Option payroll taxes                                           (367)         (297)        (223)           792%          (909)
     Preferred stock dividend                                          0        (8,563)           0               -        (8,563)
     WebHouse club warrants                                            0             0            0               -             0
     Gain/(loss) on sale of stock                                      0             0            0           -100%          (946)
                                                            ------------- ------------- ------------                 -------------


Net income (loss)                                                 $2,816       ($3,586)     ($1,323)           -99%      ($15,866)
                                                            ============= ============= ============                 =============

Net income (loss) applicable to common stockholders per
basic common share                                                 $0.01        ($0.02)      ($0.01)           -99%        ($0.08)
                                                            ============= ============= ============                 =============

Net income (loss) applicable to common stockholders per
diluted common share                                               $0.01        ($0.02)      ($0.01)           -99%        ($0.08)
                                                            ============= ============= ============                 =============

Weighted average common shares:

     Basic                                                       196,581       216,132      223,042             32%       205,000
     Diluted                                                     220,021       236,167      235,242             n/a       217,667
Common shares outstanding, end of period                         209,496       223,582      224,038             33%       224,038


---------------------------------------------------------   ------------- ------------- ------------ --------------  -------------


GROSS MARGIN                                                       16.5%         16.7%        16.7%                         16.5%


                                                                12 MOS.   12 MOS. 2001 VS.
INCOME STATEMENT ANALYSIS                                        2000       12 mos. 2000
-------------------------                                   ------------- ---------------
Travel revenues                                               $1,217,160             -5%
Other revenues                                                    18,236            -48%
                                                            -------------
     Total revenues                                            1,235,396             -5%

Cost of travel revenues                                        1,038,783             -6%
Cost of other revenues                                             2,921             -4%
                                                            -------------
     Total costs of revenues                                   1,041,703             -6%
                                                            -------------

                       Gross profit                             $193,693              0%
                                                            -------------

Operating expenses:
  Advertising                                                     67,205            -30%
  Sales and marketing                                             80,928            -15%
  General and administrative                                      52,194            -45%
  Systems and business development                                39,192              5%
                                                            -------------

  Total operating expenses                                      $239,519            -23%

Operating income (loss)                                         ($45,826)          -117%

Gain/(loss) on property and equipment                                  -               -
Income from priceline Mortgage                                         -               -
Interest income                                                    9,687            -28%
                                                            -------------

Pro forma net income (loss)                                     ($36,139)          -142%
                                                            =============

Pro forma EBITDA                                                ($30,002)          -181%
                                                            =============

Pro forma net income (loss) per basic share                       ($0.22)          -134%
                                                            =============

Pro forma net income (loss) per diluted share                     ($0.22)          -132%
                                                            =============

     Recurring supplier warrant costs                             (1,523)          -100%
     One-time supplier warrant costs                              (8,595)          -100%
     Severance charge                                                  0               -
     Special charge                                              (34,824)          -103%
     Restructuring charge                                        (32,006)          -100%
     Stock based compensation                                     (1,711)           865%
     Option payroll taxes                                         (8,788)           -90%
     Preferred stock dividend                                    (14,382)           -40%
     WebHouse club warrants                                     (189,000)          -100%
     Gain/(loss) on sale of stock                                 (2,558)           -63%
                                                            -------------
                                                                       0

Net income (loss)                                              ($329,527)           -95%
                                                            =============

Net income (loss) applicable to common stockholders per
basic common share                                                ($1.97)           -96%
                                                            =============

Net income (loss) applicable to common stockholders per
diluted common share                                              ($1.97)           -96%
                                                            =============

Weighted average common shares:

     Basic                                                       166,952             23%
     Diluted                                                         n/a             n/a
Common shares outstanding, end of period                         168,898             33%


---------------------------------------------------------   ------------- ---------------


GROSS MARGIN                                                       15.7%



                                                                                                                             PAGE 1

PRICELINE.COM INC.
--------------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(UNAUDITED)

 ASSETS                                                              3/31/2000      6/30/2000      9/30/2000      12/31/2000
                                                                    -----------    -----------    -----------    -----------
CURRENT ASSETS:
      Cash and cash equivalents                                     $   118,528    $    86,875    $    92,751    $    77,024
      Restricted cash                                                    14,951         18,911         16,728         18,042
      Short-term investments                                             23,625         43,273         26,122         10,952
      Accounts receivable, net of allowance for doubtful accounts        52,751         38,993         24,199         13,889
      Related party receivable                                              108          3,771          5,532           --
      Note receivable                                                      --             --             --             --
      Prepaid expenses and other current assets                           8,158         16,830         15,777         11,316
                                                                    -----------    -----------    -----------    -----------

           Total current assets                                         218,121        208,653        181,109        131,223


PROPERTY AND EQUIPMENT, net                                              37,130         41,592         46,257         37,083
RELATED PARTY RECEIVABLE                                                 13,404         15,789         15,089          3,503
GOODWILL                                                                   --             --             --             --
WARRANTS TO PURCHASE COMMON STOCK OF LICENSEES                          189,000        192,250          3,250          3,250
OTHER ASSETS                                                             25,062         34,554         39,868         20,019
                                                                    -----------    -----------    -----------    -----------

      TOTAL ASSETS                                                  $   482,717    $   492,838    $   285,573    $   195,078
                                                                    ===========    ===========    ===========    ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable                                              $    59,411    $    73,292    $    59,447    $    40,691
      Preferred stock dividends payable                                    --            7,191         14,382           --
      Accrued expenses                                                   13,766         15,998         17,324         33,172
      Other current liabilities                                           4,280          4,454          3,739          5,434
                                                                    -----------    -----------    -----------    -----------
           Total current liabilities                                     77,457        100,935         94,892         79,297

      Accrued expenses                                                     --             --             --            5,108
                                                                    -----------    -----------    -----------    -----------
           Total liabilities                                             77,457        100,935         94,892         84,405
                                                                    -----------    -----------    -----------    -----------

MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK                         --          359,580        359,580        359,580
MANDATORILY REDEEMABLE  PREFERRED STOCK                                    --             --             --             --
                                                                    -----------    -----------    -----------    -----------

STOCKHOLDERS' EQUITY/(DEFICIENCY):
      Common stock                                                        1,361          1,380          1,390          1,454
      Treasury stock                                                       --         (359,580)      (359,580)      (326,633)
      Additional paid-in capital                                      1,591,880      1,593,961      1,595,228      1,618,956
      Deferred compensation                                                --             --             --          (13,053)
      Accumulated other comprehensive income (loss)                       5,969          2,224         (1,162)        (1,156)
      Accumulated deficit                                            (1,193,950)    (1,205,662)    (1,404,775)    (1,528,475)
                                                                    -----------    -----------    -----------    -----------
           Total stockholders' equity/(deficiency)                      405,260         32,323       (168,899)      (248,907)
                                                                    -----------    -----------    -----------    -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $   482,717    $   492,838    $   285,573    $   195,078
                                                                    ===========    ===========    ===========    ===========


 ASSETS                                                              3/31/2001      6/30/2001      9/30/2001      12/31/2001
                                                                    -----------    -----------    -----------    -----------
CURRENT ASSETS:
      Cash and cash equivalents                                     $    98,698    $   124,284    $    99,013    $    99,943
      Restricted cash                                                    21,793         15,139          8,685         15,396
      Short-term investments                                             26,394         30,433         45,498         49,269
      Accounts receivable, net of allowance for doubtful accounts        20,706         25,839         15,021         15,665
      Related party receivable                                             --             --             --             --
      Note receivable                                                      --            8,500         10,000           --
      Prepaid expenses and other current assets                          10,908          6,784          7,759          5,038
                                                                    -----------    -----------    -----------    -----------

           Total current assets                                         178,499        210,979        185,976        185,311


PROPERTY AND EQUIPMENT, net                                              35,861         34,870         33,137         32,266
RELATED PARTY RECEIVABLE                                                  3,183             41             11             11
GOODWILL                                                                   --             --             --           23,646
WARRANTS TO PURCHASE COMMON STOCK OF LICENSEES                            3,250          3,250          3,250           --
OTHER ASSETS                                                             19,769         19,521         19,311         20,956
                                                                    -----------    -----------    -----------    -----------

      TOTAL ASSETS                                                  $   240,562    $   268,661    $   241,685    $   262,190
                                                                    ===========    ===========    ===========    ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable                                              $    51,377    $    69,531    $    34,931    $    45,941
      Preferred stock dividends payable                                    --             --             --             --
      Accrued expenses                                                   26,630         32,210         30,482         36,240
      Other current liabilities                                           4,978          5,161          4,943          5,115
                                                                    -----------    -----------    -----------    -----------
           Total current liabilities                                     82,985        106,902         70,356         87,296

      Accrued expenses                                                    4,747          3,789          3,369          2,838
                                                                    -----------    -----------    -----------    -----------
           Total liabilities                                             87,732        110,691         73,725         90,134
                                                                    -----------    -----------    -----------    -----------

MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED STOCK                         --             --             --             --
MANDATORILY REDEEMABLE  PREFERRED STOCK                                  80,000         55,032         25,345         25,345
                                                                    -----------    -----------    -----------    -----------

STOCKHOLDERS' EQUITY/(DEFICIENCY):
      Common stock                                                        1,650          1,720          1,832          1,836
      Treasury stock                                                   (326,633)      (326,633)      (326,633)      (326,633)
      Additional paid-in capital                                      1,948,533      1,971,588      2,013,974      2,015,849
      Deferred compensation                                              (8,471)        (4,304)        (3,539)          --
      Accumulated other comprehensive income (loss)                        --             --             --             --
      Accumulated deficit                                            (1,542,249)    (1,539,433)    (1,543,019)    (1,544,341)
                                                                    -----------    -----------    -----------    -----------
           Total stockholders' equity/(deficiency)                       72,830        102,938        142,615        146,711
                                                                    -----------    -----------    -----------    -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $   240,562    $   268,661    $   241,685    $   262,190
                                                                    ===========    ===========    ===========    ===========



      Certain reclassifications have been made to conform to curent year presentation.

                                                                                                                             PAGE 2

PRICELINE.COM INC.
--------------------------------------------------------------------------------------------------------------------------------
OFFER AND CUSTOMER ACTIVITY


UNIQUE OFFERS:                    1Q00          2Q00          3Q00         4Q00          1Q01           2Q01         3Q01
--------------                -----------   -----------   -----------   -----------   -----------   -----------   -----------
New Customer Offers            1,504,685     1,509,416     1,344,025       883,862       891,490     1,025,041       927,338
Repeat Customer Offers           833,388       964,350     1,417,840     1,057,738     1,217,217     1,620,157     1,559,727
        Total Unique Offers    2,338,073     2,473,766     2,761,865     1,941,600     2,108,707     2,645,198     2,487,065

Repeat customer offers/                           35.6%         39.0%         51.3%         54.5%         57.7%         61.2%
     total unique offers

CUSTOMERS

New Customers                  1,504,685     1,509,416     1,344,025       883,862       891,490     1,025,041       927,338

Cumulative Customers           5,257,357     6,766,773     8,110,798     8,994,660     9,886,150    10,911,191    11,838,529


                                              4Q01 VS.
UNIQUE OFFERS:                    4Q01          4Q00
--------------                 -----------   -----------
New Customer Offers               854,082           -3%
Repeat Customer Offers          1,491,942            41%
        Total Unique Offers     2,346,024            21%

Repeat customer offers/              62.7%         63.6%
     total unique offers

CUSTOMERS

New Customers                     854,082           -3%

Cumulative Customers           12,692,611            41%

                                                                                                                         PAGE 3




PRICELINE.COM INC.
-------------------------------------------------------------------------------------------------------------------------------
AIR



                                1Q00            2Q00             3Q00             4Q00            1Q01             2Q01
                            --------------  --------------   --------------  ---------------  --------------   --------------
Tickets Sold                    1,250,416       1,288,592        1,290,096          809,327       1,075,555        1,435,936

Net Unique Offers               1,820,918       1,753,273        1,756,236        1,242,967       1,392,747        1,683,661
Offers Booked                     801,204         869,408          886,135          590,088         709,576          963,167
Bind Rate                           44.0%           49.6%            50.5%            47.5%           50.9%            57.2%


                                 3Q01            4Q01             4Q00
                            ---------------  --------------   --------------
Tickets Sold                     1,183,981         840,191               4%

Net Unique Offers                1,445,575       1,441,620              16%
Offers Booked                      779,319         584,505              -1%
Bind Rate                            53.9%           40.5%



BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS

Air product was launched on April 6, 1998

                                                                                                                        PAGE 4

PRICELINE.COM INC.
-------------------------------------------------------------------------------------------------------------------------------
HOTELS


                                   1Q00            2Q00             3Q00             4Q00            1Q01            2Q01
                               --------------  --------------   --------------  ---------------  --------------  --------------
Room Nights Sold                     409,514         432,463          526,450          367,372         432,884         680,604

Net Unique Offers                    383,708         431,249          511,396          319,501         351,952         516,816
Offers Booked                        180,343         195,517          244,655          176,712         188,278         311,121
Bind Rate                              47.0%           45.3%            47.8%            55.3%           53.5%           60.2%


                                                                 4Q01 VS.
                                   3Q01            4Q01            4Q00
                               --------------  --------------  --------------
Room Nights Sold                     879,922         789,638            115%

Net Unique Offers                    647,446         554,523             74%
Offers Booked                        394,807         384,463            118%
Bind Rate                              61.0%           69.3%



BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS

Hotel product was launched on October 28, 1998


                                                                                                                         PAGE 5

PRICELINE.COM INC.
-------------------------------------------------------------------------------------------------------------------------------
RENTAL CARS


                                  1Q00             2Q00            3Q00             4Q00            1Q01             2Q01
                              --------------   --------------  --------------   --------------  -------------------------------
Days Sold                           229,998          429,622         579,866          522,242         607,336          922,545

Net Unique Offers                    90,639          175,878         217,760          207,436         229,581          325,235
Offers Booked                        37,706           70,351         107,058           93,757         105,970          162,053
Bind Rate                             41.6%            40.0%           49.2%            45.2%           46.2%            49.8%


                                                                  4Q01 VS.
                                   3Q01             4Q01            4Q00
                              --------------------------------  --------------
Days Sold                            895,601          720,213             38%

Net Unique Offers                    313,389          261,069             26%
Offers Booked                        160,603          135,781             45%
Bind Rate                              51.2%            52.0%


BIND RATE = OFFERS BOOKED/NET UNIQUE OFFERS

RENTAL CAR PRODUCT WAS LAUNCHED ON FEBRUARY 3, 2000


                                                                                                                         PAGE 6